Exhibit 10.2

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Agreement”), dated as of March 28, 2012 (the “Amendment Date”), is made by and among GENTA INCORPORATED, a Delaware corporation (the “Company”), and the undersigned parties whose names are set forth on Exhibit A attached hereto (each a “Holder” and collectively the “Holders”).

WHEREAS, the Company has previously issued certain (a) June 2008 Notes, (b) April 2009 Notes, (c) July 2009 Notes, (d) September 2009 Notes, (e) 2010 Notes and (f) 2011 Notes (the notes described in each of the foregoing clauses (a), (b), (c), (d), (e) and (f) as defined below and collectively, the “Existing Notes”);

WHEREAS, the Company has, contemporaneously with the issuance of certain of the Existing Notes, also previously issued certain warrants for the purchase of additional notes and/or the common stock of the Company;

WHEREAS, the Company now desires to issue a new class of senior secured convertible promissory notes (the “2012 Notes”) pursuant to the terms of that certain Securities Purchase Agreement, dated as of even date herewith, by and among the Company and the purchasers whose names are set forth on Exhibit A thereto (the “2012 Securities Purchase Agreement”);

WHEREAS, the undersigned holders represent the required threshold to amend each of (a) the June 2008 Notes, (b) the April 2009 Notes, (c) the April 2009 Stock Warrants, (c) the July 2009 Notes, (d) the September 2009 Notes, (e) the 2010 Notes, (f) the 2010 Stock Warrants, (g) the December 2010 Stock Warrants, (h) the September 2011 Purchase Agreement, (i) the 2011 Notes, (j) the H Note Warrants and (k) the 2011 Stock Warrants (all such documents as defined below and collectively, the “Outstanding Transaction Documents” and each, an “Outstanding Transaction Document”);

WHEREAS, the undersigned Holders have agreed to amend certain provisions of each of the Outstanding Transaction Documents, in each instance in the manner set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.  Capitalized terms used herein and not defined shall have the meanings set forth in the 2012 Securities Purchase Agreement.  For the purposes hereof, the following terms shall have the following meanings:

(a)           “2010 Notes” means the Company’s 12% Senior Unsecured Convertible Promissory B Notes issued pursuant to that certain Securities Purchase Agreement, dated as of March 5, 2010 (the “March 2010 Purchase Agreement”) (the “B Notes”), the Company’s 12% Senior Unsecured Convertible Promissory C Notes issued pursuant to the March 2010 Purchase Agreement (the “C Notes”), the Company’s 12% Senior Secured Convertible Promissory D Notes issued pursuant to the March 2010 Purchase Agreement (the “D Notes”) and the Company’s 12% Senior Unsecured Convertible Promissory E Notes issued pursuant to the March 2010 Purchase Agreement (the “E Notes”).

(b)           “2010 Stock Warrants” means the Company’s common stock purchase warrants issued by the Company to the holders thereof pursuant to the terms of that certain Note Conversion and Amendment Agreement dated as of March 5, 2010.

(c)           “H Note Warrants” means the Cash Collateralized Warrants (as defined in the September 2011 Purchase Agreement) issued by the Company to the holders thereof pursuant to the terms of the September 2011 Purchase Agreement.

(d)           “2011 Stock Warrants” means, collectively, the Company’s common stock purchase warrants issued by the Company to the holders thereof pursuant to the terms of that certain Note Conversion and Amendment Agreement dated as of September 2, 2011.

(e)           “2011 Notes” means the Company’s 15% Senior Secured Convertible Promissory G Notes issued pursuant to that certain Securities Purchase Agreement, dated as of September 9, 2011 (the “September 2011 Purchase Agreement”) (the “G Notes”) and the Company’s 15% Senior Secured Cash Collateralized Convertible Promissory H Notes issued pursuant to the September 2011 Purchase Agreement (the “H Notes”).

(f)           “April 2009 Notes” means the Company’s 8% Senior Secured Convertible Promissory Notes due September 9, 2013, as amended, issued pursuant to that certain Securities Purchase Agreement dated April 2, 2009.

(g)           “April 2009 Stock Warrants” means, collectively, the Company’s common stock purchase warrants issued by the Company to the holders thereof pursuant to the terms of that certain Securities Purchase Agreement, dated as of April 2, 2009.

(h)           “December 2010 Stock Warrants” means, collectively, the Company’s common stock purchase warrants issued by the Company to the holders thereof pursuant to the terms of that certain Amendment Agreement, dated as of December 14, 2010.

(i)           “Effective Time” means the date and time of the First Closing under the 2012 Securities Purchase Agreement.

(j)           “June 2008 Notes” means the Company’s 15% Senior Secured Convertible Promissory Notes due September 9, 2013, as amended, issued pursuant to that certain Securities Purchase Agreement dated June 5, 2008.

(k)          “July 2009 Notes” means the Company’s 8% Unsecured Subordinated Convertible Promissory Notes due September 9, 2013, as amended, issued pursuant to that certain Securities Purchase Agreement dated July 7, 2009.

(l)           “September 2009 Notes” means the Company’s 8% Unsecured Subordinated Convertible Promissory Notes due September 9, 2013, as amended, issued pursuant to that certain Securities Purchase Agreement dated September 4, 2009.

(m)         “Unsecured Notes” means the June 2008 Notes, April 2009 Notes, September 2009 Notes and 2010 Notes.

2. Amendment to the September 2011 Purchase Agreement.

(a)           The Company and the undersigned Purchasers (as defined in the September 2011 Purchase Agreement), representing the required threshold to amend the provisions of the September 2011 Purchase Agreement, hereby agree to amend the September 2011 Purchase Agreement as follows:

(i)             Section 1.3(a) of the September 2011 Purchase Agreement is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“No later than the Closing Date, the Company shall take all action necessary to reserve (and hereby covenants to continue to reserve), free of preemptive rights and other similar contractual rights, a number of its authorized but unissued shares of Common Stock equal to 100% of the aggregate number of shares of Common Stock then issuable upon conversion or otherwise in respect of the Notes issued or issuable under this Agreement (including any Conversion Notes issuable upon exercise of the Debt Warrants or any Notes issued by way of payment of interest in kind).”

(ii)            Section 1.3(b) of the September 2011 Purchase Agreement is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“[Reserved]”; and

(iii)           Section 3.19 of the September 2011 Purchase Agreement is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“The Company covenants and agrees that so long any Notes or Debt Warrants remain outstanding, without the written consent of the Requisite Purchasers, the Company shall not effect any reverse stock split.”

3. Amendment to the April 2009 Stock Warrants.

(a)           The Company, together with each party hereto that is also a holder of an April 2009 Warrant hereby agrees to amend each such April 2009 Stock Warrant as follows:

(i)             Section 2(b) of each April 2009 Stock Warrant is hereby amended, such that immediately following the Effective Time, the following sentence shall be added to the end of such section:

“Notwithstanding the foregoing, in no event shall any adjustment pursuant to the terms hereof reduce the Exercise Price to a price per share of Common Stock that is lower than the par value of such a share.  In the event that an adjustment pursuant to the terms hereof would, absent this provision, reduce the Exercise Price to a price per share of Common Stock that is lower than the par value of such a share, the Exercise Price will be adjusted to the par value of the Common Stock.”

4. Amendment to the 2010 Stock Warrants.

(a)           The Company, together with each party hereto that is also a holder of a 2010 Stock Warrant hereby agree to amend each such 2010 Stock Warrant as follows:

(i)             Section 1(b) of each 2010 Stock Warrant is hereby amended, such that immediately following the Effective Time, the following sentence shall be added to the end of such section:

“Notwithstanding the foregoing, in no event shall any adjustment pursuant to the terms hereof reduce the Exercise Price to a price per share of Common Stock that is lower than the par value of such a share.  In the event that an adjustment pursuant to the terms hereof would, absent this provision, reduce the Exercise Price to a price per share of Common Stock that is lower than the par value of such a share, the Exercise Price will be adjusted to the par value of the Common Stock.”

5. Amendment to the December 2010 Stock Warrants.

(a)           The Company, together with each party hereto that is also a holder of a December 2010 Stock Warrant hereby agree to amend each such December 2010 Stock Warrant as follows:

(i)             Section 1(b) of each December 2010 Stock Warrant is hereby amended, such that immediately following the Effective Time, the following sentence shall be added to the end of such section:

“Notwithstanding the foregoing, in no event shall any adjustment pursuant to the terms hereof reduce the Exercise Price to a price per share of Common Stock that is lower than the par value of such a share.  In the event that an adjustment pursuant to the terms hereof would, absent this provision, reduce the Exercise Price to a price per share of Common Stock that is lower than the par value of such a share, the Exercise Price will be adjusted to the par value of the Common Stock.”

6. Amendment to the 2011 Stock Warrants.

(a)           The Company, together with each party hereto that is also a holder of a 2011 Stock Warrant hereby agree to amend each such 2011 Stock Warrant as follows:

(i)             Section 1(b) of each 2011 Stock Warrant is hereby amended, such that immediately following the Effective Time, the following sentence shall be added to the end of such section:

“Notwithstanding the foregoing, in no event shall any adjustment pursuant to the terms hereof reduce the Exercise Price to a price per share of Common Stock that is lower than the par value of such a share.  In the event that an adjustment pursuant to the terms hereof would, absent this provision, reduce the Exercise Price to a price per share of Common Stock that is lower than the par value of such a share, the Exercise Price will be adjusted to the par value of the Common Stock.”

7. Amendment to the H Note Warrants.

(a)           The Company and the undersigned holders, representing the required threshold to amend the provisions of the H Note Warrants, hereby agree to amend the all of the Company’s outstanding H Note Warrants as follows:

(i)             The first sentence of Section 1(a) of each H Note Warrant is hereby amended, such that immediately following the Effective Time, the sentence, as amended, shall read, in its entirety:

“Process.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issue Date and on or before the Termination Date by delivery to the Company (the date of such delivery, the “Exercise Date”) of a duly executed facsimile copy of the Notice of Exercise annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company).”

8. Amendment to the June 2008 Notes.

(a)           The Company and the undersigned holders, representing the required threshold to amend the provisions of the June 2008 Notes, hereby agree to amend the all of the Company’s outstanding June 2008 Notes as follows:

(i)             Section 3.2 of each June 2008 Note is hereby amended, such that immediately following the Effective Time, the following sentence shall be added to the end of such section:

“Notwithstanding the foregoing, in no event shall any adjustment pursuant to the terms hereof reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share.  In the event that an adjustment pursuant to the terms hereof would, absent this provision, reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share, the Conversion Price will be adjusted to the par value of the Common Stock.”

(b)           Each of the undersigned Holders of the currently outstanding June 2008 Notes consents to the issuance of each of the Securities (as defined in the 2012 Securities Purchase Agreement), and acknowledge that, upon the issuance thereof, the 2012 Notes shall be senior in all respects, and the right of payment in respect of the June 2008 Notes shall be subordinate and subject in right of payment to the prior right of payment in full enjoyed by the holders of the 2012 Notes in respect of such 2012 Notes.

9. Amendment to the April 2009 Notes.

(a)           The Company and the undersigned holders, representing the required threshold to amend the provisions of the April 2009 Notes, hereby agree to amend all of the Company’s outstanding April 2009 Notes as follows:

(i)             Section 1.3 of each April 2009 Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“Payment of Principal; No Prepayment.  The principal amount hereof and all accrued interest hereon shall be paid in full in cash on the Maturity Date or, if earlier, upon acceleration or redemption of this Note in accordance with the terms hereof.  Notwithstanding the foregoing, at any time after the 2nd anniversary of the Issuance Date, the Holder shall have the right, upon the delivery to the Company of a written instrument, allowing such prepayment, signed by the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including Notes that have been issued by way of payment in kind), upon ten (10) days prior written notice to the Maker, to require the Maker to redeem the Notes by paying to the Holders in cash, the then-outstanding principal amount of the Notes, plus accrued and unpaid interest through the date of such redemption.  Any amount of principal repaid hereunder may not be reborrowed.  Except as set forth in Section 3.6, the Maker may not prepay any portion of the principal amount of this Note without the prior written consent of the Holder, which may be withheld in the Holder’s sole and absolute discretion.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it receives a written instrument allowing prepayment from the Holders of at least two-thirds of the principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind.”

(ii)            Section 2.2 of each April 2009 Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including Notes that have been issued as payment in kind) may, at any time, at their option declare the entire unpaid principal balance of the Notes, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that following such a declaration made in the manner and by the Holders contemplated above, each Holder may, in its sole and absolute discretion, (a) demand the redemption of the Notes pursuant to Section 3.6(a) hereof (to the extent permitted by Section 3.6(a) hereof), (b) demand that the principal amount of the Notes then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at the Conversion Price per share on the Trading Day immediately preceding the date the Holders demand conversion pursuant to this clause, or (c) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under the Notes, the Purchase Agreement, the other Transaction Documents or applicable law; provided, further, however, that upon the occurrence of an Event of Default described in clauses (k) or (l), the entire unpaid principal balance of the Notes, together with all interest accrued hereon, shall automatically become due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker.  No course of delay on the part of one or more Holders required pursuant to the terms hereof shall operate as a waiver thereof or otherwise prejudice the rights of the Holder(s).  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.”

(iii)           Section 3.5 of each April 2009 Note is hereby amended, such that immediately following the Effective Time, the following sentence is added to the end of such section:

“Notwithstanding the foregoing, in no event shall any adjustment pursuant to the terms hereof reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share.  In the event that an adjustment pursuant to the terms hereof would, absent this provision, reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share, the Conversion Price will be adjusted to the par value of the Common Stock.”

(iv)           Sections 3.6(a), (b) and (c) of each April 2009 Note is hereby amended, such that immediately following the Effective Time, the provisions, as amended, shall read, in their entirety:

“(a)  Prepayment Upon an Event of Default. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including the Notes that have been issued by way of payment of interest in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred percent (100%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by the Daily VWAP on (x) the date the Prepayment Price is demanded or otherwise due, and (y) the date the Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Prepayment Price”). The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind, declaring that an Event of Default has occurred.”

“(b)    Mechanics of Prepayment at Option of Holder in Connection with a Change of Control. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Change of Control”) to the Holder of this Note and to each Other Holder of the Other Notes. At any time after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least ten (10) days prior to a Change of Control, at any time within ten (10) days prior to a Change of Control) and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including the Notes that have been issued by way of payment of interest in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; any holder of the Notes then outstanding may, require the Maker to prepay, effective immediately prior to the consummation of such Change of Control, all of the holder’s Notes then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Change of Control”) to the Maker, which Notice of Prepayment at Option of Holder Upon Change of Control shall indicate (i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Prepayment Price, as calculated pursuant to Section 3.6(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Change of Control from more than one Holder of the Notes and the Maker can prepay some, but not all, of the Notes pursuant to this Section 3.6, the Maker shall prepay from each Holder of the Notes electing to have its Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the Notes held by such Holder relative to the principal amount of the Notes outstanding) of all the Notes being prepaid at such time.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the combined principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind, declaring that a Change of Control, and therefore an Event of Default, has occurred.”

“(c)     Mechanics of Prepayment at Option of Holder Upon Other Event of Default. Within one (1) business day after the occurrence of an Event of Default other than a Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Event of Default”) to each Holder of the Notes. At any time after the earlier of a Holder’s receipt of a Notice of Event of Default and such Holder becoming aware of an Event of Default and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including the Notes that have been issued by way of payment of interest in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; any Holder of this Note may require the Maker to prepay all (but not less than all) of the Notes held by such Holder by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Event of Default”) to the Maker, which Notice of Prepayment at Option of Holder Upon Event of Default shall indicate the applicable Prepayment Price, as calculated pursuant to Section 3.6(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Event of Default from more than one Holder of the Notes and the Maker can prepay some, but not all, of the Notes pursuant to this Section 3.6, the Maker shall prepay from each Holder of the Notes electing to have its Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the Notes held by such Holder relative to the principal amount of the Notes outstanding) of all the Notes being prepaid at such time.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind, declaring that an Event of Default has occurred.”

(b)           The Company and the undersigned holders, representing the required threshold to amend the provisions of the April 2009 Notes, hereby consent to, and acknowledge that, upon the Effective Time, the 2012 Notes shall be senior in all respects, and the right of payment in respect of the April 2009 Notes shall be subordinate and subject in right of payment to the prior right of payment in full enjoyed by the holders of the 2012 Notes in respect of such 2012 Notes.

10. Amendment to the July 2009 Notes.

(a)           The Company and the undersigned holders, representing the required threshold to amend the provisions of the July 2009 Notes, hereby agree to amend all of the Company’s outstanding July 2009 Notes as follows:

(i)             Section 1.3 of each July 2009 Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“Payment of Principal; No Prepayment.  The principal amount hereof and all accrued interest hereon shall be paid in full in cash on the Maturity Date or, if earlier, upon acceleration or redemption of this Note in accordance with the terms hereof.  Notwithstanding the foregoing, at any time after the one year anniversary of the Issuance Date, the Holder shall have the right, upon the delivery to the Company of a written instrument, allowing such prepayment, signed by the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including Notes that have been issued by way of payment in kind) , upon ten (10) days prior written notice to the Maker, to require the Maker to redeem the Notes by paying to the Holders in cash, the then-outstanding principal amount of the Notes plus accrued and unpaid interest through the date of such redemption.  Any amount of principal repaid hereunder may not be reborrowed.  Except as set forth in Section 3.6, the Maker may not prepay any portion of the principal amount of this Note without the prior written consent of the Holder, which may be withheld in the Holder’s sole and absolute discretion.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it receives a written instrument allowing prepayment from the Holders of at least two-thirds of the principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind.”

(ii)            Section 2.2 of each July 2009 Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including Notes that have been issued as payment in kind) may, at any time, at their option declare the entire unpaid principal balance of the Notes, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that following such a declaration made in the manner and by the Holders contemplated above, each Holder may, in its sole and absolute discretion, (a) demand the redemption of the Notes pursuant to Section 3.6(a) hereof (to the extent permitted by Section 3.6(a) hereof), (b) demand that the principal amount of the Notes then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at the Conversion Price per share on the Trading Day immediately preceding the date the Holders demand conversion pursuant to this clause, or (c) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the other Transaction Documents or applicable law; provided, further, however, that upon the occurrence of an Event of Default described in clauses (k) or (l), the entire unpaid principal balance of the Notes, together with all interest accrued hereon, shall automatically become due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker.  No course of delay on the part of one or more Holders required pursuant to the terms hereof shall operate as a waiver thereof or otherwise prejudice the rights of the Holder(s).  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.”

(iii)           Section 3.5 of each July 2009 Note is hereby amended, such that immediately following the Effective Time, the following sentence is added to the end of such section:

“Notwithstanding the foregoing, in no event shall any adjustment pursuant to the terms hereof reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share.  In the event that an adjustment pursuant to the terms hereof would, absent this provision, reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share, the Conversion Price will be adjusted to the par value of the Common Stock”

(iv)           Sections 3.6(a), (b) and (c) of each July 2009 Note is hereby amended, such that immediately following the Effective Time, the provisions, as amended, shall read, in its entirety:

“(a)   Prepayment Upon an Event of Default.  Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including the Notes that have been issued by way of payment of interest in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred percent (100%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by the Daily VWAP on (x) the date the Prepayment Price is demanded or otherwise due, and (y) the date the Prepayment Price is paid in full, whichever is greater; provided that if the Event of Default is under Section 2.1(l) or (k) of this Note, the Daily VWAP shall be as of the date immediately prior to the occurrence of such Event of Default, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Prepayment Price”).  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind, declaring that an Event of Default has occurred.”

“(b)   Mechanics of Prepayment at Option of Holder in Connection with a Change of Control. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Change of Control”) to the Holder of this Note and to each Other Holder of the Other Notes. At any time after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least ten (10) days prior to a Change of Control, at any time within ten (10) days prior to a Change of Control) and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including the Notes that have been issued by way of payment of interest in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; any holder of the Notes then outstanding may, require the Maker to prepay, effective immediately prior to the consummation of such Change of Control, all of the holder’s Notes then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Change of Control”) to the Maker, which Notice of Prepayment at Option of Holder Upon Change of Control shall indicate (i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Prepayment Price, as calculated pursuant to Section 3.6(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Change of Control from more than one Holder of the Notes and the Maker can prepay some, but not all, of the Notes pursuant to this Section 3.6, the Maker shall prepay from each Holder of the Notes electing to have its Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the Notes held by such Holder relative to the principal amount of the Notes outstanding) of all the Notes being prepaid at such time. The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the combined principal amount of the then outstanding Notes,  including the Notes that have been issued by way of payment of interest in kind, declaring that a Change of Control, and therefore an Event of Default, has occurred.”

“(c)   Mechanics of Prepayment at Option of Holder Upon Other Event of Default. Within one (1) business day after the occurrence of an Event of Default other than a Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Event of Default”) to each Holder of the Notes. At any time after the earlier of a Holder’s receipt of a Notice of Event of Default and such Holder becoming aware of an Event of Default and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including the Notes that have been issued by way of payment of interest in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; any Holder of this Note may, require the Maker to prepay all (but not less than all) of the Notes held by such Holder by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Event of Default”) to the Maker, which Notice of Prepayment at Option of Holder Upon Event of Default shall indicate the applicable Prepayment Price, as calculated pursuant to Section 3.6(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Event of Default from more than one Holder of the Notes and the Maker can prepay some, but not all, of the Notes pursuant to this Section 3.6, the Maker shall prepay from each Holder of the Notes electing to have its Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the Notes held by such Holder relative to the principal amount of the Notes outstanding) of all the Notes being prepaid at such time. The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind, declaring that an Event of Default has occurred.”

(b)           The Company and the undersigned holders, representing the required threshold to amend the provisions of the July 2009 Notes, hereby consent to, and acknowledge that, upon the Effective Time, the 2012 Notes shall be senior in all respects, and the right of payment in respect of the July 2009 Notes shall be subordinate and subject in right of payment to the prior right of payment in full enjoyed by the holders of the 2012 Notes in respect of such 2012 Notes.

11.     Amendment to the September 2009 Notes.

(a)           The Company and the undersigned holders, representing the required threshold to amend the provisions of the September 2009 Notes, hereby agree to amend all of the Company’s outstanding September 2009 Notes as follows:

(i)             Section 1.3 of each September 2009 Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“Payment of Principal; No Prepayment.  The principal amount hereof and all accrued interest hereon shall be paid in full in cash on the Maturity Date or, if earlier, upon acceleration or redemption of this Note in accordance with the terms hereof.  Notwithstanding the foregoing, at any time after the one year anniversary of the Issuance Date, the Holder shall have the right, upon the delivery to the Company of a written instrument, allowing such prepayment, signed by the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including Notes that have been issued by way of payment in kind), upon ten (10) days prior written notice to the Maker, to require the Maker to redeem the Notes by paying to the Holders in cash, the then-outstanding principal amount of the Notes plus accrued and unpaid interest through the date of such redemption.  Any amount of principal repaid hereunder may not be reborrowed.  Except as set forth in Section 3.6, the Maker may not prepay any portion of the principal amount of this Note without the prior written consent of the Holder, which may be withheld in the Holder’s sole and absolute discretion.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it receives a written instrument allowing prepayment from the Holders of at least two-thirds of the principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind.”

(ii)            Section 2.2 of each September 2009 Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including Notes that have been issued as payment in kind) may, at any time, at their option declare the entire unpaid principal balance of the Notes, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that following such a declaration made in the manner and by the Holders contemplated above, each Holder may, in its sole and absolute discretion, (a) demand the redemption of the Notes pursuant to Section 3.6(a) hereof (to the extent permitted by Section 3.6(a) hereof), (b) demand that the principal amount of the Notes then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at the Conversion Price per share on the Trading Day immediately preceding the date the Holders demand conversion pursuant to this clause, or (c) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the other Transaction Documents or applicable law; provided, further, however, that upon the occurrence of an Event of Default described in clauses (k) or (l), the entire unpaid principal balance of the Notes, together with all interest accrued hereon, shall automatically become due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker.  No course of delay on the part of one or more Holders required pursuant to the terms hereof shall operate as a waiver thereof or otherwise prejudice the rights of the Holder(s).  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.”

(iii)           Section 3.5 of each September 2009 Note is hereby amended, such that immediately following the Effective Time, the following sentence is added to the end of such section:

“Notwithstanding the foregoing, in no event shall any adjustment pursuant to the terms hereof reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share.  In the event that an adjustment pursuant to the terms hereof would, absent this provision, reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share, the Conversion Price will be adjusted to the par value of the Common Stock.”

(iv)           Sections 3.6(a), (b) and (c) of each September 2009 Note is hereby amended, such that immediately following the Effective Time, the provisions, as amended, shall read, in its entirety:

“(a)     Prepayment Upon an Event of Default.  Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including the Notes that have been issued by way of payment of interest in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred percent (100%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by the Daily VWAP on (x) the date the Prepayment Price is demanded or otherwise due, and (y) the date the Prepayment Price is paid in full, whichever is greater; provided that if the Event of Default is under Section 2.1(l) or (k) of this Note, the Daily VWAP shall be as of the date immediately prior to the occurrence of such Event of Default, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Prepayment Price”). The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind, declaring that an Event of Default has occurred.”

“(b)   Mechanics of Prepayment at Option of Holder in Connection with a Change of Control. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Change of Control”) to the Holder of this Note and to each Other Holder of the Other Notes. At any time after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least ten (10) days prior to a Change of Control, at any time within ten (10) days prior to a Change of Control) and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including the Notes that have been issued by way of payment of interest in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; any holder of the Notes then outstanding may, require the Maker to prepay, effective immediately prior to the consummation of such Change of Control, all of the holder’s Notes then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Change of Control”) to the Maker, which Notice of Prepayment at Option of Holder Upon Change of Control shall indicate (i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Prepayment Price, as calculated pursuant to Section 3.6(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Change of Control from more than one Holder of the Notes and the Maker can prepay some, but not all, of the Notes pursuant to this Section 3.6, the Maker shall prepay from each Holder of the Notes electing to have its Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the Notes held by such Holder relative to the principal amount of the Notes outstanding) of all the Notes being prepaid at such time. The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the combined principal amount of the then outstanding Notes,  including the Notes that have been issued by way of payment of interest in kind, declaring that a Change of Control, and therefore an Event of Default, has occurred.”

“(c)    Mechanics of Prepayment at Option of Holder Upon Other Event of Default. Within one (1) business day after the occurrence of an Event of Default other than a Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Event of Default”) to each Holder of the Notes. At any time after the earlier of a Holder’s receipt of a Notice of Event of Default and such Holder becoming aware of an Event of Default and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding Notes (including the Notes that have been issued by way of payment of interest in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; any Holder of this Note may, require the Maker to prepay all (but not less than all) of the Notes held by such Holder by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Event of Default”) to the Maker, which Notice of Prepayment at Option of Holder Upon Event of Default shall indicate the applicable Prepayment Price, as calculated pursuant to Section 3.6(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Event of Default from more than one Holder of the Notes and the Maker can prepay some, but not all, of the Notes pursuant to this Section 3.6, the Maker shall prepay from each Holder of the Notes electing to have its Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the Notes held by such Holder relative to the principal amount of the Notes outstanding) of all the Notes being prepaid at such time.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the principal amount of the then outstanding Notes, including the Notes that have been issued by way of payment of interest in kind, declaring that an Event of Default has occurred.”

(b)           The Company and the undersigned holders, representing the required threshold to amend the provisions of the September 2009 Notes, hereby consent to, and acknowledge that, upon the Effective Time, the 2012 Notes shall be senior in all respects, and the right of payment in respect of the September 2009 Notes shall be subordinate and subject in right of payment to the prior right of payment in full enjoyed by the holders of the 2012 Notes in respect of such 2012 Notes.

12.     Amendment to the 2010 Notes.

(a)           The Company and the undersigned holders, representing the required threshold to amend the provisions of each 2010 Note, hereby agree to amend all of the Company’s outstanding 2010 Notes as follows:

(i)             Section 1.3 of each 2010 Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety (for the purpose of this amended provision, where “[B/C/D/E] Notes” is displayed in the text below, it will refer to whichever class of note is being amended (i.e., [B/C/D/E] Notes as amended in the B Note shall mean the B Note, [B/C/D/E] Notes as amended in the C Note shall mean the C Note, etc.)):

“Payment of Principal; No Prepayment. The principal amount hereof and all accrued and unpaid interest hereon shall be paid in full in cash on the Maturity Date or, if earlier, upon acceleration or redemption of this Note in accordance with the terms hereof.  Notwithstanding the foregoing, at any time after the two year anniversary of the Issuance Date, the Holder shall have the right, upon the delivery to the Company of a written instrument, allowing such prepayment, signed by the Holders holding at least two-thirds of the principal amount of the then outstanding [B/C/D/E] Notes (including [B/C/D/E] Notes that have been issued by way of payment in kind and the [B/C/D/E] Notes issuable upon exercise of warrants (for clarity, even if any such warrants have not yet been exercised, the underlying [B/C/D/E] Notes will be considered outstanding for this purpose)),  upon ten (10) days prior written notice to the Maker, to require the Maker to redeem the [B/C/D/E] Notes by paying to the Holders in cash, the then-outstanding principal amount of the Notes plus accrued and unpaid interest through the date of such redemption.  Any amount of principal repaid hereunder may not be reborrowed.  The Maker may not prepay any portion of the principal amount of this Note without the prior written consent of the Holder, which may be withheld in the Holder’s sole and absolute discretion.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it receives a written instrument allowing prepayment from the Holders of at least two-thirds of the principal amount of the then outstanding [B/C/D/E] Notes, including the [B/C/D/E] Notes that have been issued by way of payment of interest in kind.”

(ii)            Section 2.2 of each 2010 Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety (for the purpose of this amended provision, where “[B/C/D/E] Notes” is displayed in the text below, it will refer to whichever class of note is being amended (i.e., [B/C/D/E] Notes as amended in the B Note shall mean the B Note, [B/C/D/E] Notes as amended in the C Note shall mean the C Note, etc.)):

“Remedies Upon An Event of Default.  Upon the occurrence of any Event of Default, the Maker shall, as promptly as possible but in any event within one (1) Trading Day of the occurrence of such Event of Default, notify the Holder of the occurrence of such Event of Default, describing the event or factual situation giving rise to the Event of Default and specifying the relevant subsection or subsections of Section 2.1 hereof under which such Event of Default has occurred.  If an Event of Default shall have occurred and shall be continuing, the Holders holding at least two-thirds of the principal amount of the then outstanding [B/C/D/E] Notes (including [B/C/D/E] Notes that have been issued by way of payment in kind) may, at any time, at their option declare the entire unpaid principal balance of the [B/C/D/E] Notes, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that following such a declaration made in the manner and by the Holders contemplated above, each Holder may, in its sole and absolute discretion, (a) demand the redemption of the [B/C/D/E] Notes pursuant to Section 3.6(a) hereof, (b) demand that the principal amount of the [B/C/D/E] Notes then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at the Conversion Price per share on the Trading Day immediately preceding the date the Holders demand conversion pursuant to this clause, or (c) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the other Transaction Documents or applicable law; provided, further, however, that upon the occurrence of an Event of Default described in clauses (k) or (l), the entire unpaid principal balance of the [B/C/D/E] Notes, together with all interest accrued hereon, shall automatically become due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker.  No course of delay on the part of one or more Holders required pursuant to the terms hereof shall operate as a waiver thereof or otherwise prejudice the rights of the Holder(s).  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.”

(iii)           Section 3.5 of each 2010 Note is hereby amended, such that immediately following the Effective Time, the following sentence shall be added to the end of this section:

“Notwithstanding the foregoing, in no event shall any adjustment pursuant to the terms hereof reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share.  In the event that an adjustment pursuant to the terms hereof would, absent this provision, reduce the Conversion Price to a price per share of Common Stock that is lower than the par value of such a share, the Conversion Price will be adjusted to the par value of the Common Stock”

(iv)           Sections 3.6(a), (b) and (c) of each 2010 Note is hereby amended, such that immediately following the Effective Time, the provisions, as amended, shall read, in its entirety (for the purpose of this amended provision, where “[B/C/D/E] Notes” is displayed in the text below, it will refer to whichever class of note is being amended (i.e., [B/C/D/E] Notes as amended in the B Note shall mean the B Note, [B/C/D/E] Notes as amended in the C Note shall mean the C Note, etc.)):

“(a)    Prepayment Upon an Event of Default.  Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding [B/C/D/E] Notes (including [B/C/D/E] Notes that have been issued by way of payment in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred percent (100%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) (I) the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by (II) the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by (III) the Daily Closing Price on (1) the date the Prepayment Price is demanded or otherwise due, or (2) the date the Prepayment Price is paid in full, or (3) the date immediately prior to the occurrence of such Event of Default, whichever is greatest, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Prepayment Price”).  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the principal amount of the then outstanding [B/C/D/E] Notes (including [B/C/D/E] Notes that have been issued by way of payment in kind and the [B/C/D/E] Notes issuable upon exercise of warrants (for clarity, even if any such warrants have not yet been exercised, the underlying [B/C/D/E] Notes will be considered outstanding for this purpose)), declaring that an Event of Default has occurred.”

“(b)    Mechanics of Prepayment at Option of Holder in Connection with a Change of Control.  No sooner than fifteen (15) days prior to nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Change of Control”) to the Holder of this Note and to each Other Holder of the Other Notes.  At any time after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least ten (10) days prior to a Change of Control, at any time within ten (10) days prior to a Change of Control) and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding [B/C/D/E] Notes (including [B/C/D/E] Notes that have been issued by way of payment in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; any holder of the Notes then outstanding may, require the Maker to prepay, effective immediately prior to the consummation of such Change of Control, all of the holder’s Notes then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Change of Control”) to the Maker, which Notice of Prepayment at Option of Holder Upon Change of Control shall indicate (i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Prepayment Price, as calculated pursuant to Section 3.6(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Change of Control from more than one Holder of the Notes and the Maker can prepay some, but not all, of the Notes pursuant to this Section 3.6, the Maker shall prepay from each Holder of the Notes electing to have its Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the Notes held by such Holder relative to the principal amount of the Notes outstanding) of all the Notes being prepaid at such time. The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the combined principal amount of the then outstanding [B/C/D/E] Notes (including [B/C/D/E] Notes that have been issued by way of payment in kind and the [B/C/D/E] Notes issuable upon exercise of warrants (for clarity, even if any such warrants have not yet been exercised, the underlying [B/C/D/E] Notes will be considered outstanding for this purpose)), declaring that a Change of Control, and therefore an Event of Default, has occurred.”

“(c)    Mechanics of Prepayment at Option of Holder Upon Other Event of Default. Within one (1) Trading Day after the occurrence of an Event of Default other than a Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Event of Default”) to each Holder of the Notes. At any time after the earlier of a Holder’s receipt of a Notice of Event of Default and such Holder becoming aware of an Event of Default and after receiving a written notice from Company indicating that the Company received written notice from the Holders holding at least two-thirds of the principal amount of the then outstanding [B/C/D/E] Notes (including [B/C/D/E] Notes that have been issued by way of payment in kind) declaring that: (A) an Event of Default has occurred; and (B) the Holders may take any action they are legally entitled to take; any Holder of this Note may, require the Maker to prepay all (but not less than all) of the Notes held by such Holder by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Event of Default”) to the Maker, which Notice of Prepayment at Option of Holder Upon Event of Default shall indicate the applicable Prepayment Price, as calculated pursuant to Section 3.6(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Event of Default from more than one Holder of the Notes and the Maker can prepay some, but not all, of the Notes pursuant to this Section 3.6, the Maker shall prepay from each Holder of the Notes electing to have its Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the Notes held by such Holder relative to the principal amount of the Notes outstanding) of all the Notes being prepaid at such time. The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two-thirds of the principal amount of the then outstanding [B/C/D/E] Notes (including [B/C/D/E] Notes that have been issued by way of payment in kind and the [B/C/D/E] Notes issuable upon exercise of warrants (for clarity, even if any such warrants have not yet been exercised, the underlying [B/C/D/E] Notes will be considered outstanding for this purpose)), declaring that an Event of Default has occurred.”

(b)           The Company and the undersigned holders, representing the required threshold to amend the provisions of each of the 2010 Notes, hereby consent to, and acknowledge that, upon the Effective Time, the 2012 Notes shall be senior in all respects, and the right of payment in respect of each of the 2010 Notes shall be subordinate and subject in right of payment to the prior right of payment in full enjoyed by the holders of the 2012 Notes in respect of such 2012 Notes.

13.     Amendment to the 2011 Notes.

(a)           The Company and the undersigned holders, representing the required threshold to amend the provisions of each 2011 Note, hereby agree to amend all of the Company’s outstanding 2011 Notes as follows:

(i)             Section 1.3(c) of each G Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“The Maker shall have the obligation, upon the  written notice of the Holders of at least two-thirds of the combined principal amount of the then outstanding G Notes, including the G Notes that have been issued by way of payment of interest in kind and the G Notes issuable upon exercise of the warrants for the purchase of additional G Notes (for clarity, the underlying G Notes of unexercised warrants for the purchase of additional G Notes will be considered outstanding for purposes of this section), and upon the written notice of the Holder of this Note, to redeem all or any portion of this G Note by paying to the Holder, within ten (10) calendar days from the date such notice is sent, in cash, the portion of the then-outstanding principal amount of this G Note, plus accrued and unpaid interest through the date of such redemption, as specified in the notice (the “Put Option”).  Any such notices shall be effective only if delivered to the Maker on or after September 9, 2012.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it receives such notice of the exercise of the Put Option from the Holders of at least two-thirds of the principal amount of the then outstanding G Notes, including the G Notes that have been issued by way of payment of interest in kind and the G Notes issuable upon exercise of the warrants for the purchase of additional G Notes.”

(ii)            Section 1.3(c) of each H Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“The Maker shall have the obligation, upon the written notice of the Holders of at least two-thirds of the principal amount of the then outstanding H Notes, including H Notes that have been issued by way of payment of interest in kind and the H Notes issuable upon the exercise of the warrants for the purchase of additional H Notes (for clarity, the underlying H Notes of unexercised warrants for the purchase of additional H Notes will be considered outstanding for this purpose), and upon the written notice of the Holder of this Note, to redeem all or any portion of the this Note by paying to the Holder, within ten (10) calendar days from the date such notice is sent, in cash, the portion of the then-outstanding principal amount of this H Note, plus accrued and unpaid interest through the date of such redemption, as specified in the notice (the “Put Option”).  Any such notices shall be effective only if delivered to the Maker on or after March 9, 2012.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it receives such notice of the exercise of the Put Option from the Holders of at least two-thirds of the principal amount of the then outstanding H Notes, including the H Notes that have been issued by way of payment of interest in kind and the H Notes issuable upon exercise of the warrants for the purchase of additional H Notes.”

(iii)           A new Section 1.3(d) will be added to each H Note that was originally issued pursuant to the September 2011 Purchase Agreement (for clarity, this provision will not be added to H Notes that have been issued by way of payment in kind), such that immediately following the Effective Time, the new provision shall read, in its entirety:

“This Note will be paid in full in cash on March 30, 2012, with the cash that is held in the Cash Collateral Account.”

(iv)           Section 2.2 of each G Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“Remedies Upon An Event of Default.  Upon the occurrence of any Event of Default, the Maker shall, as promptly as possible but in any event within one (1) Trading Day of the occurrence of such Event of Default, notify the Holder of the occurrence of such Event of Default, describing the event or factual situation giving rise to the Event of Default and specifying the relevant subsection or subsections of Section 2.1 hereof under which such Event of Default has occurred.  If an Event of Default shall have occurred and shall be continuing, the Agent, at any time prior to the full release of the security interest in the Collateral, and thereafter, the Holder of this G Note, after receiving a written notice from the Holders of at least two thirds of the combined principal amount of the then outstanding G Notes, including the G Notes that have been issued by way of payment of interest in kind and the G Notes issuable upon exercise of the warrants for the purchase of additional G Notes (for clarity, the underlying G Notes of unexercised warrants for the purchase of additional G Notes will be considered outstanding for purposes of this section) declaring that an Event of Default has occurred and that the Holders may exercise their rights under this Section 2.2, may at any time declare the entire unpaid principal balance of this G Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described above, the Agent, at any time prior to the full release of the security interest in the Collateral, and thereafter, the Holder, in each case in its sole and absolute discretion, may: (a) demand the redemption of this G Note pursuant to Section 3.5(a) hereof; (b) demand that the principal amount of this G Note then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at the Conversion Price per share on the Trading Day immediately preceding the date the Holder demands conversion pursuant to this clause; or (c) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this G Note, the Purchase Agreement, the other Transaction Documents or applicable law; provided, further, however, that upon the occurrence of an Event of Default described in clauses (k) or (l), the entire unpaid principal balance of the G Notes, together with all interest accrued hereon, shall automatically become due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker.  No course of delay on the part of the Agent or Holder shall operate as a waiver thereof or otherwise prejudice the rights of the Agent or Holder.  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.  Prior to the full release of the security interest in the Collateral, all payments received by Holder in respect of the Collateral shall be received in trust on behalf of the Agent for the benefit of all Holders of G Notes, H Notes and I Notes, shall be segregated from other funds of Holder, and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).  For purposes of this G Note, the term “I Notes” shall mean those Senior Secured Convertible Promissory Notes of the Maker, issued pursuant to that certain Securities Purchase Agreement, dated March 28, 2012 (the “2012 Purchase Agreement”), including any additional Senior Secured Convertible Promissory Notes issued in kind or upon exercise of those debt warrants issued pursuant to the 2012 Purchase Agreement.”

(v)            Section 2.2 of each H Note is hereby amended, such that immediately following the Effective Time, the provision, as amended, shall read, in its entirety:

“Remedies Upon An Event of Default.  Upon the occurrence of any Event of Default, the Maker shall, as promptly as possible but in any event within one (1) Trading Day of the occurrence of such Event of Default, notify the Holders of the occurrence of such Event of Default, describing the event or factual situation giving rise to the Event of Default and specifying the relevant subsection or subsections of Section 2.1 hereof under which such Event of Default has occurred.  If an Event of Default shall have occurred and shall be continuing, the Agent, at any time prior to the full release of the security interest in the Collateral, and thereafter, the Holder of this H Note, after receiving a written notice from the Holders of at least two thirds of the combined principal amount of the then outstanding H Notes, including the H Notes that have been issued by way of payment of interest in kind and the H Notes issuable upon exercise of the warrants for the purchase of additional H Notes (for clarity, the underlying H Notes of unexercised warrants for the purchase of additional H Notes will be considered outstanding for purposes of this section) declaring that an Event of Default has occurred and that the Holders may exercise their rights under this Section 2.2, may at any time may at any time declare the entire unpaid principal balance of this H Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described above, the Agent, at any time prior to the full release of the security interest in the Collateral, and thereafter, the Holder, in each case in its sole and absolute discretion, may: (a) demand the redemption of this H Note pursuant to Section 3.5(a) hereof; (b) demand that the principal amount of this H Note then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at the Conversion Price per share on the Trading Day immediately preceding the date the Holder demands conversion pursuant to this clause; or (c) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this H Note, the Purchase Agreement, the other Transaction Documents or applicable law; provided, further, however, that upon the occurrence of an Event of Default described in clauses (k) or (l), the entire unpaid principal balance of the H Notes, together with all interest accrued hereon, shall automatically become due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker.  No course of delay on the part of the Agent or Holder shall operate as a waiver thereof or otherwise prejudice the rights of the Agent or Holder.  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.  Prior to the full release of the security interest in the Collateral, all payments received by Holder in respect of the Collateral shall be received in trust on behalf of the Agent for the benefit of all Holders of G Notes, H Notes and I Notes, shall be segregated from other funds of Holder, and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).  For purposes of this Note, the term “I Notes” shall mean those Senior Secured Convertible Promissory Notes of the Maker, issued pursuant to that certain Securities Purchase Agreement, dated March 28, 2012 (the “2012 Purchase Agreement”), including any additional Senior Secured Convertible Promissory Notes issued in kind or upon exercise of those debt warrants issued pursuant to the 2012 Purchase Agreement.”

(vi)           Sections 3.4 (a)(viii) and 3.4(a)(x) of each G Note shall be deleted in their entirety and replaced with “[Reserved]”.

(vii)          Sections 3.5(a), (b) and (c) of each 2011 Note are hereby amended, such that immediately following the Effective Time, the provisions, as amended, shall read, in its entirety as stated below(for the purpose of this amended provision, where “[G/H] Notes” is displayed in the text below, it will refer to whichever class of note is being amended (i.e., [G/H] Notes as amended in the G Note shall mean the G Note, [G/H] Notes as amended in the H Note shall mean the H Note, etc.)):

“(a)   Prepayment Upon an Event of Default. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, the Agent, at any time prior to the full release of the security interest in the Collateral, and thereafter, the Holder, shall have the right, after receiving a written notice from the Holders of at least two thirds of the combined principal amount of the then outstanding [G/H] Notes, including the [G/H] Notes that have been issued by way of payment of interest in kind and the Notes issuable upon exercise of warrants to purchase additional [G/H] Notes (for clarity, the underlying [G/H] Notes of unexercised warrants to purchase additional [G/H] Notes will be considered outstanding for purposes of this section) declaring that an Event of Default has occurred and the Holders may exercise their rights under this Section 3.5(a), at the Holder’s option to require the Maker to prepay all or a portion of this [G/H] Note in cash at a price equal to the sum of (i) the greater of (A) one hundred percent (100%) of the aggregate principal amount of this [G/H] Note plus all accrued and unpaid interest and (B) (I) the aggregate principal amount of this [G/H] Note plus all accrued but unpaid interest hereon, divided by (II) the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by (III) the Daily Closing Price on (1) the date the Prepayment Price is demanded or otherwise due, or (2) the date the Prepayment Price is paid in full, or (3) the date immediately prior to the occurrence of such Event of Default, whichever is greatest, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this [G/H] Note and the other Transaction Documents (the “Prepayment Price”).  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least two thirds of the combined principal amount of the then outstanding [G/H] Notes, including the [G/H] Notes that have been issued by way of payment of interest in kind and the [G/H] Notes issuable upon exercise of the warrants to purchase additional [G/H] Notes declaring that an Event of Default has occurred.”

“(b)   Mechanics of Prepayment at Option of Holder in Connection with a Change of Control. No sooner than fifteen (15) days prior to nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Change of Control”) to the Holder of this Note and to each Other Holder of the Other Notes. At any time after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least ten (10) days prior to a Change of Control, at any time within ten (10) days prior to a Change of Control), any holder of the Notes then outstanding may, after receiving a written notice from Company indicating that the Company received written notice from the Holders of at least two thirds of the combined principal amount of the then outstanding [G/H] Notes, including the [G/H] Notes that have been issued by way of payment of interest in kind and the [G/H] Notes issuable upon exercise of the warrants to purchase additional [G/H] Notes (for clarity, the underlying [G/H] Notes of unexercised warrants to purchase additional [G/H] Notes will be considered outstanding for purposes of this section) declaring that a Change of Control has occurred and that the Holders may exercise their rights under this Section 3.5(b), require the Maker to prepay, effective immediately prior to the consummation of such Change of Control, all of the holder’s [G/H] Notes then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Change of Control”) to the Maker, which Notice of Prepayment at Option of Holder Upon Change of Control shall indicate (i) the principal amount of the [G/H] Notes that such holder is electing to have prepaid and (ii) the applicable Prepayment Price, as calculated pursuant to Section 3.5(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Change of Control from more than one Holder of the [G/H] Notes and the Maker can prepay some, but not all, of the Notes pursuant to this Section 3.5, the Maker shall prepay from each Holder of the [G/H] Notes electing to have its [G/H] Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the [G/H] Notes held by such Holder relative to the principal amount of the [G/H] Notes outstanding) of all the [G/H] Notes being prepaid at such time.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least a majority of the combined principal amount of the then outstanding [G/H] Notes,  including the [G/H] Notes that have been issued by way of payment of interest in kind and the [G/H] Notes issuable upon exercise of the warrants to purchase additional [G/H] Notes declaring that a Change of Control has occurred.”

“(c)    Mechanics of Prepayment at Option of Holder Upon Other Event of Default. Within one (1) Trading Day after the occurrence of an Event of Default other than a Change of Control, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Event of Default”) to each Holder of the [G/H] Notes. At any time after the earlier of a Holder’s receipt of a Notice of Event of Default and such Holder becoming aware of an Event of Default, any Holder of this [G/H] Note may, after receiving a written notice from the Holders of at least two thirds of the combined principal amount of the then outstanding [G/H] Notes, including the [G/H] Notes that have been issued by way of payment of interest in kind and the Notes issuable upon exercise of warrants to purchase additional [G/H] Notes (for clarity, the underlying [G/H] Notes of unexercised warrants to purchase additional [G/H] Notes will be considered outstanding for purposes of this section) declaring that an Event of Default has occurred and that the Holders may exercise their rights under this Section 3.5(c), require the Maker to prepay all (but not less than all) of the Notes held by such Holder by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Event of Default”) to the Maker, which Notice of Prepayment at Option of Holder Upon Event of Default shall indicate the applicable Prepayment Price, as calculated pursuant to Section 3.5(a) above. In the event the Maker receives a Notice of Prepayment at Option of Holder Upon Event of Default from more than one Holder of the [G/H] Notes and the Maker can prepay some, but not all, of the [G/H] Notes pursuant to this Section 3.5, the Maker shall prepay from each Holder of the [G/H] Notes electing to have its [G/H] Notes prepaid at such time an amount equal to such Holder’s pro-rata amount (based on the principal amount of the [G/H] Notes held by such Holder relative to the principal amount of the [G/H] Notes outstanding) of all the [G/H] Notes being prepaid at such time.  The Company shall provide the Holders written notice within one (1) Trading Day from the date that it received written notice from the Holders of at least a majority of the combined principal amount of the then outstanding [G/H] Notes, including the [G/H] Notes that have been issued by way of payment of interest in kind and the [G/H] Notes issuable upon exercise of the warrants to purchase additional [G/H] Notes declaring that a Change of Control has occurred.”

(vi)  Section 3.4(a) of each 2011 Note is hereby amended, such that immediately following the Effective Time, the following sentence is added at the end of such section:

“Until the Note has been paid in full or converted in full, the Conversion Price shall be subject to adjustment from time to time as set forth below (but shall not be increased, other than pursuant to Section 3.4(a)(i) hereof); provided, however, that if any adjustment would cause the Conversion Price to be below the par value of the Company’s Common Stock, which is $0.001 per share (“Par Value”), then the Conversion Price shall adjust to Par Value.”

(b)           The Company and the undersigned holders, representing the required threshold to amend the provisions of each of the 2011 Notes, hereby consent to, and acknowledges that, upon the Effective Time, the 2012 Notes shall be pari passu in all respects with each of the G Notes and each of the H Notes, and the right of payment in respect of the 2011 Notes shall be pari passu with the right of payment enjoyed by the holders of the 2012 Notes in respect of such 2012 Notes.

14. Additional Conversion Limitations of Existing Notes.

(a)           For the purpose of amending the conversion limitation section in each of the Existing Notes described in this Section 14, the Company and each of the undersigned holders, representing the required threshold to amend the provisions of the currently outstanding June 2008 Notes, April 2009 Notes, July 2009 Notes, September 2009 Notes, 2010 Notes and 2011 Notes hereby agree to amend and restate Section 3.1(c) of each, such that, immediately following the Effective Time, such provisions shall read, in their entirety as provided in the following subsection (i):

(i)             This Note has limitations as to the amount of principal that can be converted by the Holder during certain periods of time.  See Section 14(b) of the Amendment Agreement dated March 28, 2012 for the conversion limitation governing this Note.

(b)           The conversion limitations for each of the currently outstanding June 2008 Notes, April 2009 Notes, July 2009 Notes, September 2009 Notes, 2010 Notes and 2011 Notes are as follows:

(i)             Each Existing Note shall not be convertible by the Holder on any day until one complete Conversion Week has elapsed since the Effective Time.  Each Existing Note shall only be convertible by the Holder on any day to the extent that such conversion does not exceed the Conversion Cap during the Limitation Period, as described below.

(ii)            “Limitation Period” shall mean the period of time commencing at the time of the First Closing and ending on the date that is the earlier of:  (i) 30 days prior to the Maturity Date of such Existing Note; or (ii) the date the Company enters into any agreement, without obtaining written approval by the Holders of more than a majority of the principal amount of the 2012 Notes, including the 2012 Notes that have been issued by way of payment of interest in kind and the 2012 Notes issuable upon exercise of the Purchase Options (for clarity, even if the Purchase Options have not been exercised, the underlying 2012 Notes will still be considered outstanding for this purpose), with respect to any capital-raising transaction or offer to sell to, issue to or exchange with (or make any other type of distribution to) any third party or parties: (x) Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, including convertible debt securities; or (y) any instrument representing liabilities for borrowed money.  During the Limitation Period, the Holder hereby agrees that such Holder will not convert any Existing Note on any day of a Monday through Sunday calendar week (each a "Conversion Week") to the extent that, together with all prior conversions under the Outstanding Notes (as defined below except without the 5X Adjustment, 50X Adjustment or Prior/New Note Adjustment) during such Conversion Week, if any, the total principal amount of the Outstanding Notes (as defined below except without the 5X Adjustment, 50X Adjustment or Prior/New Note Adjustment) that has been converted during such Conversion Week (rounded to the nearest $0.01) exceeds the product of (a) the outstanding principal amount of the Outstanding Notes (as defined below), multiplied by (b) the Conversion Cap for such Conversion Week.

(iii)           In determining the "Conversion Cap" for any Conversion Week, if the quotient of (A) the VWCP (as adjusted to reflect any stock splits, stock dividends or similar recapitalizations occurring on or before the Conversion Date) for the three Trading Days during the previous Monday through Sunday calendar week ending on the last Trading Day prior to the applicable Conversion Week, divided by (B) the applicable Conversion Price of this Note on the first Trading Day of such Conversion Week is:  (1) less than one, then the Conversion Cap shall be 0%; (2) greater than or equal to one and less than two, then the Conversion Cap shall be 0.00850%; (3) greater than or equal to two and less than three, then the Conversion Cap shall be 0.01700%; (4) greater than or equal to three and less than four, then the Conversion Cap shall be 0.03230%; (5) greater than or equal to four and less than five, then the Conversion Cap shall be 0.04760%; (6) greater than or equal to five and less than six, then the Conversion Cap shall be 0.06290%: (7) greater than or equal to six and less than seven, then the Conversion Cap shall be 0.07820%; (8) greater than or equal to seven and less than eight, then the Conversion Cap shall be 0.09350%; (9) greater than or equal to eight and less than nine, then the Conversion Cap shall be 0.10880%; (10) greater than or equal to nine and less than ten, then the Conversion Cap shall be 0.12410%; (11) greater than or equal to ten and less than eleven, then the Conversion Cap shall be 0.13940%; (12) greater than or equal to eleven and less than twelve, then the Conversion Cap shall be 0.17000%; (13) greater than or equal to twelve and less than thirteen, then the Conversion Cap shall be 0.25500%; (14) greater than or equal to thirteen and less than fourteen, then the Conversion Cap shall be 0.34000%; (15) greater than or equal to fourteen and less than fifteen, then the Conversion Cap shall be 0.42500%; (16) greater than or equal to fifteen and less than sixteen, then the Conversion Cap shall be 0.51000%; (17) greater than or equal to sixteen and less than seventeen, then the Conversion Cap shall be 0.59500%; (18) greater than or equal to seventeen and less than eighteen, then the Conversion Cap shall be 0.68000%; (19) greater than or equal to eighteen and less than nineteen, then the Conversion Cap shall be 0.76500%; (20) greater than or equal to nineteen and less than twenty, then the Conversion Cap shall be 0.85000%; or (21) greater than or equal to twenty, then the Conversion Cap shall be 0.93500%.  For purposes of this calculation, "Outstanding Notes" means all of the outstanding principal and interest due under the Company's 2012 Notes and Existing Notes (for clarity, the H Notes that are paid in full pursuant to Section 13(a)(iii) of this Agreement will not be considered Existing Notes for the purpose of this Outstanding Note definition) held by the Holder as of the First Closing, provided that:  (i) the outstanding balance (principal and accrued interest) due under the 2012 Notes shall, solely for this purpose, equal (A) five times the actual principal and interest amount due under such 2012 Notes, including 2012 Notes that have been issued by way of payment of interest in kind and (B) five times the amount of principal of 2012 Notes issuable to such Holder pursuant to such Holder’s exercise of its Purchase Options (the adjustments in this clause (i) to be referred to as the “5X Adjustment”); (ii) the outstanding balance (principal and accrued interest) due under the 2011 Notes shall, solely for this purpose, equal (I) fifty times the actual principal and interest amount due under such 2011 Notes, including convertible promissory notes that have been issued by way of payment of interest in kind and (II) fifty times the amount of principal of 2011 Notes issuable to such Holder upon exercise of the H Note Warrants and the Senior Secured Convertible Promissory G Note Purchase Warrant (the “G Warrant”) (the adjustments in this clause (ii) to be referred to as the “50X Adjustment”); and (iii) an additional outstanding principal balance (solely for the purpose of the Outstanding Notes definition) will be added to the Outstanding Notes, with such amount equal to the product of: (I) the lesser of: (A) the product of (y) the principal amount of the Notes purchased by the Holder in the First Closing (not including any Notes underlying the Purchase Option), multiplied by (z) 19; (B) the principal amount of Unsecured Notes held by the Holder at the First Closing; and (C) $1,200,000.00; multiplied by (II) 2.75 (the adjustments in this clause (iii) to be referred to as the “Prior/New Note Adjustment”).  By way of example only: (A) if the Holder is to purchase $1 million principal amount of 2012 Notes upon the First Closing of the Purchase Agreement, holds $5 million principal amount of 2011 Notes, a G Warrant to purchase $1 million principal of G Notes and $0.5 million principal amount of Unsecured Notes, then that Holder’s total outstanding principal of Outstanding Notes would be equal to $331.875 million (i.e., five times $1 million principal amount of the 2012 Notes (to be issued) plus five times the $5 million of principal amount of 2012 Notes underlying the Purchase Option (to be issued), plus fifty times $5 million principal of 2011 Notes, plus fifty times $1 million principal of G Notes underlying the G Warrant, plus $0.5 million principal amount of Unsecured Notes, plus $1.375 million of Unsecured Notes (by way of the Prior/New Note Adjustment)($0.5 million times 2.75)); and if the VWCP is then ten times the Conversion Price, then the Holder would be permitted to convert in that Conversion Week up to $462,633.75 principal amount of such holders notes (i.e., 0.1394% times $331,875,000); (B) if the Holder purchases $0 principal amount of 2012 Notes upon the First Closing of the Purchase Agreement, holds $5 million principal amount of 2011 Notes and $0.5 million principal amount of Unsecured Notes, then that Holder’s total outstanding principal of Outstanding Notes would be equal to $250.5 million (i.e., five times $0 principal amount of the 2012 Notes, plus five times $0 principal amount of 2012 Notes underlying the Purchase Option, plus fifty times $5 million principal of 2011 Notes, plus $0.5 million principal amount of Unsecured Notes, plus $0 for the Prior/New Note Adjustment); and if the VWCP is then ten times the Conversion Price, then the Holder would be permitted to convert in that Conversion Week up to $349,197 of such holders notes (i.e., 0.1394% times $250,500,000); (C) if the Holder purchases $0 principal amount of 2012 Notes upon the First Closing of the Purchase Agreement, holds $0 principal amount of 2011 Notes and $0.5 million principal amount of Unsecured Notes, then that Holder’s total outstanding principal of Outstanding Notes would be equal to $0.5 million (i.e., five times $0 principal amount of the 2012 Notes, plus five times $0 principal amount of Notes underlying the Purchase Option, plus fifty times $0 principal of 2011 Notes, plus $0.5 million principal amount of Unsecured Notes, plus $0 for the Prior/New Note Adjustment); and if the VWCP is then ten times the Conversion Price, then the Holder would be permitted to convert in that Conversion Week up to $697 of such holders notes (i.e., 0.1394% times $500,000); and (D) if the Holder purchases $0.1 million principal amount of Notes at the First Closing, holds $0 principal amount of 2011 Notes and $0.75 million principal amount of Unsecured Notes, then that Holder’s total outstanding principal amount of Outstanding Notes would be equal to $5.8125 million (i.e., five times $0.1 million principal amount of the Notes (to be issued), plus five times $0.5 million principal amount of Notes underlying the warrants to purchase additional Notes, plus fifty times $0 principal amount of 2011 Notes, plus $0.75 million principal amount of Unsecured Notes, plus $2.0625 million for the Prior/New Note Adjustment ($0.75 million times 2.75); and if the VWCP is then ten times the Conversion Price, then the Holder would be permitted to convert in that Conversion Week up to $8,102.63 of such Holder’s notes (i.e., 0.1394% times $5,812,500).

15. Outstanding Securities.  Each undersigned Holder represents and warrants that as of the date hereof, such Holder holds the Company’s securities in the amounts set forth on such Holder’s signature page hereto.

16. Specific Performance; Consent to Jurisdiction; Venue.

(a)           The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof without the requirement of posting a bond or providing any other security, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)           The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York.  The Company and each Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 15(b) shall affect or limit any right to serve process in any other manner permitted by law.  The Company and the Holders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement or the Existing Notes, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.  The parties hereby waive all rights to a trial by jury.

17. Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Holder makes any representation, warranty, covenant or undertaking with respect to such matters, and this Agreement supersedes all prior understandings and agreements with respect to said subject matter, all of which are merged herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Requisite Purchasers (as defined in the 2012 Securities Purchase Agreement); provided, that if any of the rights under this Agreement of any party to any Outstanding Transaction Document are materially diminished or the obligations under this Agreement of any party to any Outstanding Transaction Document is materially increased by such waiver or amendment, in each case in a manner that is not similar in all material respects to the effect on the rights or obligations of other parties, then such waiver or amendment shall not be effective with respect to such adversely affected party without the written consent of such adversely affected party.  The parties hereto acknowledge that any amendment or waiver effected in accordance with this section shall be binding upon each such party (and their permitted assigns), including, without limitation, an amendment or waiver that has an adverse effect on any or all parties.  Except as amended herein, each of the Outstanding Transaction Documents shall remain in full force and effect.

18. Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, by telecopy, facsimile or electronic transmission to the address(es) or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company or its Subsidiaries:	Genta Incorporated
200 Connell Drive
Berkeley Heights, NJ 07922
Attention: Raymond P. Warrell, Jr., M.D.
Telephone No.: (908) 286-9800
Telecopy No.: (908) 464-1705
Email:Warrell@genta.com

with copies to:	Morgan, Lewis & Bockius LLP
502 Carnegie Center
Princeton, NJ 08540
Attention: Emilio Ragosa
Telephone No.: (609) 919-6633
Telecopy No.: (609) 919-6701
Email: eragosa@morganlewis.com

If to any Holder:	At the address of such Holder set forth on Exhibit A to this Agreement, with copies to Holder’s counsel as set forth on Exhibit A or as specified in writing by such Holder, with a copy to:

With a copy to:	Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111
Attention: Ryan Murr
Telephone No.: (415) 315-6395
Telecopy No.: (415) 315-6365
Email: ryan.murr@ropesgray.com

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

19. Waivers.  No waiver by a party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

20. Headings.  The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

21. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  The Holders may assign the rights under this Agreement without the consent of the Company.

22. No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

23. Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

24. Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

25. Publicity.  The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Holders without the consent of the Holders, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement.  Notwithstanding the foregoing, the Holders consent to being identified in any filings the Company makes with the SEC to the extent required by law or the rules and regulations of the SEC.

26. Severability.  The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

27. Further Assurances.  From and after the date of this Agreement, upon the request of the Holders or the Company, the Company and each Holder shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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IN WITNESS WHEREOF, the parties have caused this NOTE CONVERSION AND AMENDMENT AGREEMENT to be executed as of the Effective Date.

GENTA INCORPORATED

By:
Name: Raymond P. Warrell, Jr., M.D.
Title: Chairman and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

[HOLDER SIGNATURE PAGES TO THE
AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Note Conversion and Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Holder:

Fax Number of Holder:

Principal Amount of June 2008 Notes Currently Held:

Principal Amount of September 2011 Notes Currently Held:

Principal Amount of April 2012 Notes Currently Held:

Principal Amount of B Notes Currently Held:

Principal Amount of C Notes Currently Held:

Principal Amount of D Notes Currently Held:

Principal Amount of E Notes Currently Held:

Principal Amount of G Notes Currently Held:

Principal Amount of H Notes Currently Held:

Address for Notice of Holder:

Address for Delivery of Securities for Holder (if not same as address for notice):

EXHIBIT A

HOLDERS